SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                        Date of Report:  August 13, 1996



                               F.N.B. CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Pennsylvania                   0-8144                 25-1255406
   ------------------------          -----------           -------------------
   (State of Incorporation)          (Commission              (IRS Employer
                                     File Number)          Identification No.)



            Hermitage Square, Hermitage, Pennsylvania          16148
            ------------------------------------------       ----------
            (Address of principal executive offices)         (Zip code)



                                  (412) 981-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.     OTHER EVENTS

     On February 2, 1996, F.N.B. Corporation (FNB) signed a definitive merger agreement with Southwest Banks, Inc. (Southwest), a bank holding company headquartered in Naples, Florida, with assets of approximately $400 million. The merger agreement calls for an exchange of .819 share of FNB common stock for each share of Southwest common stock, after giving effect to the 5% stock dividend announced on April 24, 1996. FNB has reserved 3,276,700 shares to be issued in conjunction with the merger.

     In connection with the merger agreement, Southwest granted FNB an option to purchase, under certain circumstances, up to 727,136 shares of Southwest common stock at a price of $15.00 per share. The exchange ratio, number of shares under option and the price of the options are all subject to possible adjustment. The planned merger has recently been approved by both the Federal Reserve Bank of Cleveland and the Shareholders of Southwest Banks, Inc. The transaction will be accounted for as a pooling of interests, and is expected to close in early 1997, following Florida's statutory waiting period.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     The following unaudited pro forma condensed combined financial statements combine the historical unaudited consolidated financial statements of FNB and Southwest on the assumption that the merger had been effective January 1, 1995. Onetime merger costs have not been included in the pro forma adjustments. The merger of a wholly-owned subsidiary of FNB with and into Southwest will be accounted for as a pooling of interests in accordance with Generally Accepted Accounting Principles. These statements should be read in conjunction with the historical consolidated financial statements of FNB and Southwest.

     The pro forma statements are intended for informational purposes and may not be indicative of the combined financial position or results of operations that actually would have occurred had the transaction been consummated during the period or as of the date indicated, or which will be attained in the future. The pro forma statements should be read in conjunction with the Form 10-Q for the period ended June 30, 1996 for FNB and Southwest.

     The consolidated financial statements of Southwest from their Form 10-Q for the period ended June 30, 1996 follow the unaudited pro forma condensed combined financial statements.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                         As of June 30, 1996 - Unaudited

                                 F.N.B.                Pro Forma   Pro Forma
                              Corporation Southwest   Adjustments   Combined
                              ----------- ----------  -----------  ----------
                                          (Dollars in thousands)
Assets
Cash and due from banks       $   67,877  $   25,305               $   93,182
Interest bearing deposits
  with banks                       1,556       1,556
Federal funds sold                11,917       8,000                   19,917
Securities available
  for sale                       202,538      59,700  $ (3,150)(2)    259,088
Securities held to
  maturity                       155,239      18,456                  173,695

Loans held for sale                7,273       7,273
Loans, net of unearned
  income                       1,271,432     267,048                1,538,480
Allowance for loan losses        (22,102)     (1,881)                 (23,983)
                              ----------  ----------  --------     ----------
  Net loans                    1,256,603     265,167                1,521,770
                              ----------  ----------  --------     ----------
Premises and equipment            24,294      14,414                   38,708
Other assets                      39,501       7,518       663 (2)     47,682
                              ----------  ----------  --------     ----------
                              $1,759,525  $  398,560  $ (2,487)    $2,155,598
                              ==========  ==========  ========     ==========
Liabilities
Deposits:
  Non-interest bearing        $  159,442  $   48,497               $  207,939
  Interest bearing             1,297,693     288,829                1,586,522
                              ----------  ----------  --------     ----------
    Total deposits             1,457,135     337,326                1,794,461
Short-term borrowings             92,801      27,563                  120,364
Other liabilities                 27,703       2,656                   30,359
Long-term debt                    32,916                               32,916
                              ----------  ----------  --------     ----------
  Total Liabilities            1,610,555     367,545                1,978,100
                              ----------  ----------  --------     ----------
Stockholders' Equity
Preferred stock                    4,263                                4,263
Common stock                      18,225         365  $   (365)(4)     23,928
                                                         5,703 (3)
Additional paid-in
  capital                         67,955      28,323   (28,323)(4)     89,685
                                                        64,511 (3)
                                                       (41,526)(3)
                                                        (1,255)(2)
Retained earnings                 56,683       3,162                   59,845
Net unrealized securities
  gains                            2,906        (835)   (1,232)(2)        839
Treasury stock                    (1,062)                              (1,062)
                              ----------  ----------  --------     ----------
  Total Stockholders'
    Equity                       148,970      31,015    (2,487)       177,498
                              ----------  ----------  --------     ----------
                              $1,759,525  $  398,560  $ (2,487)    $2,155,598
                              ==========  ==========  ========     ==========
Common shares outstanding
  at period end                9,067,869   3,654,089  (172,621)(1) 11,919,191
                              ==========  ==========  ========     ==========

(1)  As of 6/30/96, FNB owned 172,621 shares of Southwest Common Stock.
(2) Adjust securities by Southwest Common Stock owned by FNB with a value of $3,150,333; adjust net unrealized securities gains associated with the stock and the related deferred taxes.
(3) Issuance of 2,851,322 shares of FNB Common Stock in exchange for all the outstanding shares of Southwest Common Stock net of the book value of Southwest Common Stock owned by FNB.
(4)  Elimination of par value of $.10 per share of Southwest Common Stock.

                  PRO FORMA CONDENSED COMBINED INCOME STATEMENT
               For the six months ended June 30, 1996 - Unaudited

                                 F.N.B.                Pro Forma   Pro Forma
                              Corporation Southwest   Adjustments   Combined
                              ----------- ----------  -----------  ----------
                                          (Dollars in thousands)

Interest Income
Loans, including fees         $   58,441  $   12,020               $   70,461
Securities:
  Taxable                          9,321         414                    9,735
  Tax exempt                         800                                  800
  Dividends                          349                                  349
Other                                647       2,408                    3,055
                              ----------  ----------  -----------  ----------
  Total Interest Income           69,558      14,842                   84,400
                              ----------  ----------  -----------  ----------
Interest Expense
Deposits                          26,219       5,596                   31,815
Short-term borrowings              1,841         660                    2,501
Long-term debt                     1,387                                1,387
                              ----------  ----------  -----------  ----------
  Total Interest Expense          29,447       6,256                   35,703
                              ----------  ----------  -----------  ----------
  Net Interest Income             40,111       8,586                   48,697
Provision for loan losses          2,806         480                    3,286
                              ----------  ----------  -----------  ----------
  Net Interest Income
    After Provision for
    Loan Losses                   37,305       8,106                   45,411
                              ----------  ----------  -----------  ----------
Non-Interest Income
Insurance commissions
  and fees                         1,891                                1,891
Service charges                    3,226       1,738                    4,964
Trust                                766                                  766
Gain on sale of
  securities                         566          17                      583
Other                              1,002                                1,002
                              ----------  ----------  -----------  ----------
  Total Non-Interest
    Income                         7,451       1,755                    9,206
                              ----------  ----------  -----------  ----------
                                  44,756       9,861                   54,617
                              ----------  ----------  -----------  ----------
Non-Interest Expenses
Salaries and employee
  benefits                        15,511       3,953                   19,464
Net occupancy                      2,420         618                    3,038
Amortization of
  intangibles                        530                                  530
Equipment                          1,745         978                    2,723
Deposit insurance                    615                                  615
Other                              9,547       1,718                   11,265
                              ----------  ----------  -----------  ----------
  Total Non-Interest
    Expenses                      30,368       7,267                   37,635
                              ----------  ----------  -----------  ----------
  Income Before Taxes             14,388       2,594                   16,982
Income taxes                       4,445         894                    5,339
                              ----------  ----------  -----------  ----------
  Net Income                  $    9,943  $    1,700  $         0  $   11,643
                              ==========  ==========  ===========  ==========

Net Income Per Common Share
  Primary                          $1.04       $0.43                    $0.92
                                   =====       =====                    =====
  Fully diluted                    $0.99       $0.43                    $0.89
                                   =====       =====                    =====

                  PRO FORMA CONDENSED COMBINED INCOME STATEMENT
               For the six months ended June 30, 1995 - Unaudited

                                 F.N.B.                Pro Forma   Pro Forma
                              Corporation Southwest   Adjustments   Combined
                              ----------- ----------  -----------  ----------
                                          (Dollars in thousands)
Interest Income
Loans, including fees         $   56,019  $    9,446               $   65,465
Securities:
  Taxable                          8,601         405                    9,006
  Tax exempt                         745                                  745
  Dividends                          299                                  299
Other                                805       1,616                    2,421
                              ----------  ----------  -----------  ----------
  Total Interest Income           66,469      11,467                   77,936
                              ----------  ----------  -----------  ----------
Interest Expense
Deposits                          25,010       4,281                   29,291
Short-term borrowings              1,670       1,120                    2,790
Long-term debt                     1,522                                1,522
                              ----------  ----------  -----------  ----------
  Total Interest Expense          28,202       5,401                   33,603
                              ----------  ----------  -----------  ----------
  Net Interest Income             38,267       6,066                   44,333
Provision for loan losses          2,934         315                    3,249
                              ----------  ----------  -----------  ----------
  Net Interest Income
    After Provision for
    Loan Losses                   35,333       5,751                   41,084
                              ----------  ----------  -----------  ----------
Non-Interest Income
Insurance commissions
  and fees                         2,338                                2,338
Service charges                    3,413       1,148                    4,561
Trust                                755                                  755
Gain on sale of
  securities                         361                                  361
Other                                866                                  866
                              ----------  ----------  -----------  ----------
  Total Non-Interest
    Income                         7,733       1,148                    8,881
                              ----------  ----------  -----------  ----------
                                  43,066       6,899                   49,965
                              ----------  ----------  -----------  ----------
Non-Interest Expenses
Salaries and employee
  benefits                        14,812       3,210                   18,022
Net occupancy                      2,253         477                    2,730
Amortization of
  intangibles                        650                                  650
Equipment                          1,921         761                    2,682
Deposit insurance                  1,868                                1,868
Other                              9,185       1,766                   10,951
                              ----------  ----------  -----------  ----------
  Total Non-Interest
    Expenses                      30,689       6,214                   36,903
                              ----------  ----------  -----------  ----------
  Income Before Taxes             12,377         685                   13,062
Income taxes                       4,048         212                    4,260
                              ----------  ----------  -----------  ----------
  Net Income                  $    8,329  $      473  $         0   $   8,802
                              ==========  ==========  ===========  ==========

Net Income Per Common Share
  Primary                          $0.87       $0.12                    $0.69
                                   =====       =====                    =====
  Fully diluted                    $0.84       $0.12                    $0.68
                                   =====       =====                    =====

SOUTHWEST BANKS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET


                                                   JUNE 30,       DECEMBER 31,
                                                     1996             1995
                                                 ------------     ------------
                                                 (Unaudited)
                                                 ------------     ------------
ASSETS

Cash and Demand Balances Due from Banks          $ 25,304,619     $ 25,135,628
Federal Funds Sold                                  8,000,000       31,724,000
                                                 ------------     ------------
  Total Cash and Cash Equivalents                  33,304,619       56,859,628

Securities Available for Sale at Fair Value
  (Cost of $61,039,084 and $50,109,434)            59,700,418       50,401,563
Securities Held to Maturity at Cost
  (Fair Value of $18,266,313 and $23,946,120)      18,455,820       23,834,164
Loans                                             267,240,680      238,509,066
Less:  Allowance for loan losses                   (1,881,306)      (1,585,285)
       Unearned income & deferred loan fees          (192,000)        (257,550)
                                                 ------------     ------------
  Net Loans                                       265,167,374      236,666,231

Premises and Equipment                             14,414,159       14,413,940
Accrued Interest Receivable                         2,776,571        2,594,888
Other Assets                                        4,741,488        1,691,377
                                                 ------------     ------------
  TOTAL                                          $398,560,449     $386,461,791
                                                 ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits                                         $337,326,267     $324,830,614
Federal Funds Purchased and Securities
  Sold Under Agreements to Repurchase              17,563,295       18,276,769
Other Short Term Borrowings                        10,000,000       10,000,000
Accrued Interest Payable                            1,524,580        1,714,022
Accrued Expenses and Other Liabilities              1,130,659        1,696,483
                                                 ------------     ------------
  Total Liabilities                               367,544,801      356,517,888

Stockholders' Equity:
  Common Stock, Par Value $.10, 25,000,000
    Shares Authorized, 3,654,089 Shares
    Issued and Outstanding                            365,409          365,409
  Capital Surplus                                  28,322,888       28,322,888
  Retained Earnings                                 3,162,276        1,462,295
  Unrealized (Loss) Gain on Securities
    Available for Sale                               (834,925)         182,201
  Employee Stock Ownership Plan Obligation                  0         (388,890)
                                                 ------------     ------------
  Total Stockholders' Equity                       31,015,648       29,943,903
                                                 ------------     ------------
  TOTAL                                          $398,560,449     $386,461,791
                                                 ============     ============

See notes to consolidated financial statements.

SOUTHWEST BANKS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

Unaudited

                                 THREE MONTHS ENDED       SIX MONTHS ENDED
                                      JUNE 30,                 JUNE 30,
                               ----------------------  ------------------------
                                  1996        1995         1996         1995
                               ----------  ----------  -----------  -----------
INTEREST INCOME
  Interest and Fees on Loans   $6,141,018  $5,026,617  $12,019,898  $ 9,446,034
  Interest on Federal Funds       111,426     154,487      414,073      404,668
    Sold
  Interest on Investment
    Securities and Other        1,254,577     935,896    2,408,152    1,615,899
                               ----------  ----------  -----------  -----------
  Total Interest Income         7,507,021   6,117,000   14,842,123   11,466,601

INTEREST EXPENSE
  Interest Expense on
    Deposits                    2,785,686   2,363,412    5,595,668    4,281,086
  Interest on Short-Term
    Borrowings                    312,989     520,333      660,397    1,120,297
                               ----------  ----------  -----------  -----------
  Total Interest Expense        3,098,675   2,883,745    6,256,065    5,401,383
                               ----------  ----------  -----------  -----------
  Net Interest Income           4,408,346   3,233,255    8,586,058    6,065,218

  Provision for Loan Losses       255,000     165,000      480,000      315,000
                               ----------  ----------  -----------  -----------

  Net Interest Income after
  Provision for Loan Losses     4,153,346   3,068,255    8,106,058    5,750,218

OTHER INCOME

  Service Charges,
    Commissions and Fees          888,301     613,951    1,737,955    1,147,606
  Gain on Sale of
    Investment Securities          16,649           0       16,649            0
                               ----------  ----------  -----------  -----------
  Total Other Income              904,950     613,951    1,754,604    1,147,606

OTHER EXPENSE

  Salaries and Benefits         1,997,669   1,644,292    3,952,531    3,209,969
  Occupancy                       324,647     253,682      617,550      476,880
  Equipment Rental,
    Depreciation and
    Maintenance                   495,226     405,499      978,875      760,691
  General Operating               864,465     902,986    1,718,260    1,765,776
                               ----------  ----------  -----------  -----------
  Total Other Expenses          3,682,007   3,206,459    7,267,216    6,213,316
                               ----------  ----------  -----------  -----------
  Income Before Taxes           1,376,289     475,747    2,593,446      684,508

  Provision for Income Taxes      477,050     157,057      893,464      211,495
                               ----------  ----------  -----------  -----------
NET INCOME                     $  899,239  $  318,690  $ 1,699,982  $   473,013
                               ==========  ==========  ===========  ===========

EARNINGS PER SHARE                  $0.23       $0.08        $0.43        $0.12
                                    =====       =====        =====        =====
  Weighted average shares
    outstanding                 3,970,160   3,864,524    3,970,160    3,853,668
                                =========   =========    =========    =========

See notes to consolidated financial statements.

SOUTHWEST BANKS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

Unaudited

Six Months Ended June 30                                1996          1995
                                                     -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                           $ 1,699,982   $   473,013
Adjustments to reconcile net income to cash
  provided by (used in) operating activities:
    Depreciation and Amortization                        870,395       625,319
    Accretion of discounts and deferred
      loan fees, net                                      35,362      (196,939)
    Provision for loan losses                            480,000       315,000
    (Increase) decrease in other assets               (3,050,111)          317
    Increase (decrease) in accrued expenses
      and other liabilities                             (176,935)      104,291
    (Increase) decrease in accrued interest
      receivable                                        (181,683)     (358,621)
    Increase (decrease) in accrued interest
      payable                                           (189,442)      288,520
                                                     -----------   -----------
      Cash provided by (used in)
      operating activities                              (512,432)    1,250,900

NET CASH FLOWS FROM INVESTING ACTIVITIES

  Net increase in loans                              (28,486,318)  (31,990,646)
  Gross loan participations sold                               0             0
  Loan participations purchased                         (510,573)   (2,232,834)
  Purchase of held-to-maturity-securities                      0    (2,208,179)
  Proceeds from maturing held-to-maturity
    securities                                         5,358,730     3,243,237
  Purchases of available-for-sale securities         (22,296,434)  (19,045,615)
  Proceeds from available-for-sale securities         11,980,453     5,387,015
  Purchases of premises and equipment                   (870,614)   (3,438,474)
                                                     -----------   -----------
  Cash used in investing activities                  (34,824,756)  (50,285,496)

NET CASH FLOWS FROM FINANCING ACTIVITIES

  Net increase in deposits                            12,495,653    61,942,384
  Net increase (decrease) in securities
    sold under agreement to repurchase                  (713,474)   10,217,177
  Net increase (decrease) in federal funds
    purchased and other short-term borrowings                  0    (4,500,000)
  Net proceeds from sale of common stock                       0       243,414
                                                     -----------   -----------
  Cash provided by financing activities               11,782,179    67,902,975

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS     (23,555,009)   18,868,379

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD        56,859,628    14,934,854
                                                     -----------   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD             $33,304,619   $33,803,233
                                                     ===========   ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
INFORMATION - Cash paid during period for:
  Interest                                           $ 6,445,507   $ 5,112,863
                                                     ===========   ===========
  Taxes                                              $ 1,037,000   $   353,500
                                                     ===========   ===========

See notes to consolidated financial statements.

SOUTHWEST BANKS, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1:  Basis of Presentation

The Consolidated Balance Sheets for Southwest Banks, Inc. and Subsidiaries (the Company) as of June 30, 1996 and December 31, 1995, the Consolidated Statements of Income for the three month and six month periods ended June 30, 1996 and 1995, and the Consolidated Statements of Cash Flows for the six month periods ended June 30, 1996 and 1995 included in this form 10-Q have been prepared by the Company which is responsible for their integrity and objectivity pursuant to the rules and regulations of the Securities and Exchange Commission. The statements are unaudited except for the Balance Sheet as of December 31, 1995 and have not been compiled, reviewed or audited by outside accountants.

The accounting policies followed for interim financial reporting are set forth in Note A of the Company's latest Annual Report to Shareholders, which is incorporated by reference in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

The Company maintains a system of internal accounting control designed to provide reasonable assurance that assets are safeguarded and the transactions are properly executed, recorded and summarized to produce reliable records and reports.

To the best of management's knowledge and belief, the statements and related information were prepared in conformity with generally accepted accounting principles and are based on recorded transactions and management's best estimates and judgments. The interim results of operations are not necessarily indicative of the results which may be expected for the full year.

The consolidated financial statements included herein include, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary for a fair presentation of the financial condition and results of operations of the Company for the periods indicated.

Note 2:  Pending Merger Transaction

In February, 1996, the Company entered into an Agreement and Plan of Merger with F.N.B. Corporation ("FNB"), Hermitage, Pennsylvania, which provides for the merger of the Company into FNB. Upon effectiveness of the merger, the Company's shareholders will become entitled to receive, 0.819 shares of FNB common stock in exchange for each share of common stock of the Company then held by them. In connection with this agreement, the Company has granted FNB an option to purchase 727,163 shares of the Company's common stock for $15 per share, which becomes exercisable upon the occurrence of certain events, as defined.

The proposed merger is expected to be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code and shall be treated as a pooling-of-interests for accounting purposes.

In this connection, the Company is deferring expenses associated with the merger until such time as all conditions precedent to the merger are met or the merger agreement is otherwise terminated. Costs incurred in connection with the merger aggregate approximately $235,295. The merger is expected to be completed in January, 1997.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           F.N.B. CORPORATION
                                           (Registrant)



                                            By:    /s/John D. Waters
                                                   ---------------------------
                                            Name:  John D. Waters
                                            Title: Vice President and
                                                   Chief Financial Officer

Dated:  August 12, 1996
        ---------------